UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2019

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01. Other Events.

On March 15, 2019, American International Group, Inc. (“AIG”) closed the sale of $600,000,000 aggregate principal amount of its 4.250% Notes Due 2029 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated March 12, 2019, between AIG and Barclays Capital Inc., Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Notes;

•	Thirty-Eighth Supplemental Indenture, dated March 15, 2019, between AIG and The Bank of New York Mellon, as Trustee, relating to the Notes;

•	Form of the Notes;

•	Opinion of Sullivan & Cromwell LLP, dated March 15, 2019, as to the validity of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated March 15, 2019, as to United States federal income tax considerations relating to the Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 12, 2019, between AIG and Barclays Capital Inc., Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Notes
4.1	Thirty-Eighth Supplemental Indenture, dated March 15, 2019, between AIG and The Bank of New York Mellon, as Trustee, relating to the Notes
4.2	Form of the Notes (included in Exhibit 4.1)
5.1	Opinion of Sullivan & Cromwell LLP, dated March 15, 2019, as to the validity of the Notes
8.1	Opinion of Sullivan & Cromwell LLP, dated March 15, 2019, as to United States federal income tax considerations relating to the Notes
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 12, 2019, between AIG and Barclays Capital Inc., Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, relating to the Notes
4.1	Thirty-Eighth Supplemental Indenture, dated March 15, 2019, between AIG and The Bank of New York Mellon, as Trustee, relating to the Notes
4.2	Form of the Notes (included in Exhibit 4.1)
5.1	Opinion of Sullivan & Cromwell LLP, dated March 15, 2019, as to the validity of the Notes
8.1	Opinion of Sullivan & Cromwell LLP, dated March 15, 2019, as to United States federal income tax considerations relating to the Notes
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 15, 2019	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary